Exhibit 10(j)(4)

               AMENDMENTS TO THE ALCOA DEFERRED COMPENSATION PLAN

     Pursuant to Article 10 of the Plan which provides that the Plan may be amended or modified, the Plan is amended effective as of January 1, 1999, or such other date as provided below, as follows:

1. The definition of "Continuous Service" is amended by the addition of the following sentence to the end of last paragraph:

          Effective as of July 1, 1998 all years of service accrued with Alumax, Inc. or any of its subsidiaries ("Alumax") on and after June 16, 1998, by any Participant who was actively employed with Alumax on June 16, 1998, will be taken into account to determine Continuous Service.

2. The definition of "Eligible Employee" is deleted in its entirety and replaced with the following:

          "Eligible Employee" means any employee who is a member of the group of select management and highly compensated employees (a) who on or after June 1, 1990 are actively at work for the Company, a Subsidiary or Affiliate, have a job grade of 19 or higher, as determined by the Company, are eligible for participation in the Savings Plan, and are not in a collective bargaining unit, or (b) who on or after January 1, 1999 is eligible to participate in the Alumax Inc. Thrift Plan for Salaried Employees and is named as an Eligible Employee by the Inside Director Committee as provided on Schedule A hereto. Such Alumax eligible employees will be eligible to make Salary Reduction Credits and/or Incentive Compensation Deferral Credits, in accordance with this plan, as provided on Schedule A.

3. The definition of "Salary" is deleted in its entirety and replaced with the following:

          "Salary" means "Eligible Compensation" as defined in the Savings Plan or "Compensation" as defined in the Alumax Inc. Thrift Plan for Salaried Employees, as applicable, without regard to the limitations imposed by Section 401(a)(17) of the Internal Revenue Code.

4. Effective July 1, 1999, Section 7 is amended by deleting subsections (b) and (c) in their entirety and replacing them with the following:

               (b) (i) Commencing on January 1, 1993 once every month a Participant may, by appropriate direction which is properly received by the Company or its designee, in accordance with uniform rules established by the Company ("Appropriate Direction"), elect to transfer in increments of 10% all or part of the deemed value of his or her Salary Reduction Credits, Additional Salary Reduction Credits, Incentive Compensation Deferral Credits, Excess D Deferral Credits, except as may be limited by the Committee, from any one or more investment Options to any one or more other such Investment Options. Such a transfer shall not constitute a change in the Participant's current investment election.

                    (ii) Commencing on July 1, 1999 a Participant may, by appropriate direction which is properly received by the Company or its designee, in accordance with uniform rules established by the Company ("Appropriate Direction"), elect to transfer in increments of 10% all or part of the deemed value of his or her Salary Reduction Credits, Additional Salary Reduction Credits, Incentive Compensation Deferral Credits, Excess D Deferral Credits, except as may be limited by the Committee, from any one or more investment Options to any one or more other such Investment Options. Such a transfer may be made daily, with the exception of a transfer from the Alcoa Stock which may be made no more frequently than once every 15 calendar days. Such a transfer shall not constitute a change in the Participant's current investment election.

               (c) (i) Commencing on January l, 1993 once every month a Participant who has attained 5 Years of Plan Participation may, after Appropriate Direction, elect to transfer in increments of 10% all or part of his or her Matching Company Credits, except as may be limited by the Committee, which have been in his or her account for two full calendar years from the date that said Matching Company Credits were deemed to be allocated to the Participant's account, from the Investment Option in which such Credits are deemed to be invested, to any one or more other Investment Option.

                    (ii) Commencing on July 1, 1999 a Participant who has attained 3 Years of Plan Participation may, after Appropriate Direction, elect to transfer in increments of 10% all or part of his or her Matching Company Credits, except as may be limited by the Committee, which have been in his or her account for two full calendar years from the date that said Matching Company Credits were deemed to be allocated to the Participant's account, from the Investment Option in which such Credits are deemed to be invested, to any one or more other Investment Option. Such a transfer may be made daily, with the exception of a transfer from the Alcoa Stock which may be made no more frequently than once every 15 calendar days.

5.   In all other respects the Plan is ratified and confirmed.

                                   SCHEDULE A

                               Alumax Participants
                                  As of 1/1/00
                (italics indicates subsequent transfer to Alcoa)

  Eligible for Salary
  Deferrals as well as
Incentive Compensation:
        Name                SS#        Eligibility
                                           Date
Campbell, Paul G.       ###-##-####      01/01/99
Centa, Thomas           ###-##-####      07/02/99
Gianneschi, Thomas      ###-##-####      05/01/99
Hagen, Veronica         ###-##-####      01/01/99
Madison, Karen          ###-##-####      12/01/99
Meyer, Randall          ###-##-####      04/09/99
Kramer, William D.      ###-##-####      1/1/1999

    Eligibile for
      Incentive
    Compensation
   Deferrals only:
Name                  SS#               Eligibility
                                           Date
Degler, William D.      ###-##-####      01/01/00
Elder, Edmund J.        ###-##-####      01/01/99
Farmer, Kerry J.        ###-##-####      01/01/99
Gwynne, Russell M.      ###-##-####      01/01/00
Jurges, Charles D.      ###-##-####      01/01/99
Kline, Ronald L.        ###-##-####      01/01/00
Leach, Thomas           ###-##-####      01/01/99
Leyland, Robert G.      ###-##-####      01/01/99
Maniez, Leon            ###-##-####      01/01/99
Marken, Oatha           ###-##-####      01/01/00
Martin, Richard         ###-##-####      01/01/00
McHale, Robert          ###-##-####      01/01/99
Newsted, Guy            ###-##-####      01/01/99
Ribble, Ronnie J.       ###-##-####      01/01/99
Scopel, Tyrone          ###-##-####      01/01/00
Shuman, David           ###-##-####      01/01/99
Stehlik, James E.       ###-##-####      01/01/99
Wahl, Harry J.          ###-##-####      01/01/99
Chan, Joseph            ###-##-####      1/1/1999
Dwyer, James            ###-##-####      1/1/1999

     Paid out at
    Termination:
Name                  SS#               Eligibility
                                           Date
Goode, Denny P.         ###-##-####      1/1/1999
